AFL-CIO Housing Investment Trust

Portfolio Performance Commentary: July 2010

For the month of July 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.27% and a net return of 1.23%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.07% for the month.

July 2010 gross relative performance:  0.20%

Performance for periods ended July 31, 2010 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	6.34%	8.44%	8.17%	6.41%	7.05%
HIT Total Net Rate of Return	6.06%	7.97%	7.71%	5.97%	6.63%
Barclays Capital Aggregate Bond Index	6.46%	8.91%	7.63%	5.96%	6.48%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Capital Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Positive contributions to the HIT’s performance included:

●
Tightening of spreads versus Treasuries for many securities in the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio.   Ginnie Mae permanent loan certificate spreads tightened by approximately 10 basis points (bps) and Fannie Mae multifamily DUS securities also experienced strong results.  Depending on structure, DUS spreads narrowed from 3 bps to 23 bps relative to Treasuries, with the more callable, long duration structures performing better than those with a tighter payment window. However, spreads on Ginnie Mae construction/permanent loan certificates widened by 11 bps.

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●	The reduction in spreads for bonds priced at high premiums, as the appetite for premium bonds in the market increased.

●	The portfolio’s overweight to agency structured multifamily REMICs, as spreads tightened dramatically across most of these assets.

Negative contributions to the HIT’s performance included:

●
The HIT’s underweight to the lowest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings categories (AAA, AA, A and BBB) of the Barclays Aggregate.  Those excess returns were 26, 73, 134, and 159 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 96% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, versus 78% of the Barclays Aggregate.

●	Corporate bonds’ strong performance. This sector posted the second highest excess returns of major sectors in the Barclays Aggregate, at 126 bps. The HIT does not hold corporate bonds.

●	The portfolio’s underweight to private-label commercial MBS (CMBS), as this sector was the best performing major sector in the benchmark. CMBS posted excess returns of 128 bps.

July 2010 Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.68%	+0	5.33
Agencies	+0.81%	+31	3.22
Residential MBS	+0.86%	+44	1.68
Corporates	+1.96%	+126	6.60
CMBS	+2.12%	+128	3.88
Asset-Backed Securities (ABS)	+1.24%	+60	3.53

Source: Bloomberg L.P.

Changes in Treasury Rates
Maturity	6/30/10	7/31/10	Change
3-Month	0.170%	0.140%	-0.030%
6-Month	0.217%	0.191%	-0.026%
1-Year	0.305%	0.272%	-0.033%
2-Year	0.601%	0.546%	-0.055%
3-Year	0.964%	0.823%	-0.141%
5-Year	1.773%	1.596%	-0.177%
7-Year	2.412%	2.302%	-0.110%
10-Year	2.931%	2.905%	-0.026%
30-Year	3.889%	3.988%	+0.099%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.